Where Intelligence Meets Infrastructure D.A.FEBRUARY Davidson’s 2017 17th Annual Diversified Industrials & Services Conference September 20, 2018 MUELLERWATERPRODUCTS.COM

NON-GAAP Financial Measures, Forward-Looking Statements and Reclassified Financials Non-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements, including statements regarding our go-to-market strategies, operational excellence, acceleration of new product development, continued growth in our end markets in this fiscal year, net sales growth and adjusted operating income targets, growth and capital allocation strategies and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market or regulatory conditions, manufacturing and product performance, warranty assumptions (including the adequacy of our reserves related thereto), expectations regarding higher volumes, continued execution of our cost productivity initiatives and improved pricing, as well as other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law. Reclassified Financial Information The Company sold its Anvil business in the 2017 second quarter. Amounts applicable to Anvil have been classified as discontinued operations. On October 1, 2017, we adopted Financial Accountings Standards Board Accounting Standards Update No. 2017-07, which requires us to exclude from operating income the components of net periodic benefit cost other than service cost. Accordingly, we have reclassified pension costs from selling, general and administrative expenses and cost of sales to pension costs other than service. MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 2

Mueller Water Products at a Glance History LTM Financials . Founded 160 years ago as of June 30, 2018 ($ in Millions) . Spun off from Walter Industries in 2006 Net sales $ 888.6 . Listed on NYSE (MWA) June 1, 2006 Infrastructure $ 799.7 90.0% . Divested U.S. Pipe (2012) and Anvil Technologies $ 88.9 10.0% (2017) Adjusted operating income $ 133.9 15.1% Adjusted EBITDA $ 176.0 19.8% ≈10% Natural gas utilities ≈60% Repair and replacement of municipal water ≈30% systems Residential Fiscal Year 2017 construction End Markets* End * End market data based on company estimates, rounded to 5%, and includes all sales for Infrastructure and Technologies segments. MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 3

Focused Strategy and Execution Driving Results Where Intelligence Meets Infrastructure® Committed to delivering sustainable and efficient solutions for our customers and the work they do by bridging the gap between intelligence and infrastructure, helping our customers deliver the most important water resources to their communities and enabling smart cities of the future. Implement a Drive Deliver Integrated, Go-To-Market Accelerate Continuously Customer-Focused Strategy that Development of Towards Support and Leverages All of New Products Operational Alignment Our Products and Excellence Services We are a trusted partner for our customers with solutions and products that are recognized for their reliability, innovation and ability to deliver the lowest total cost of ownership. We help utilities increase operational efficiencies, improve service levels, prioritize capital spending, ensure access to water, and protect lives and property. OUR CORE PRINCIPLES Respect | Integrity | Trust MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 4

Investment Highlights . Leading brand and municipal market specification positions Strong Competitive . Large installed base of iron gate valves and fire hydrants Position . Comprehensive distribution network and strong end-user relationships . Low-cost manufacturing operations using lost foam process . Favorable market dynamics in municipal and residential end-markets Fundamentally . Aging infrastructure with increasing public awareness driving need for Sound Long-term investment requiring a $1.7 trillion investment, according to the American Water Works Association(1) Dynamics . End-markets served by limited number of suppliers Manufacturing . Enhanced operational excellence initiatives delivering ongoing productivity improvements Excellence Driving . Capital investments and efficiencies driving margin expansion and Margin Improvement continued investment in product development . Intelligent Water TechnologyTM solutions helping utilities actively Leveraging Strengths diagnose, monitor and control the delivery of drinking water to Invest in Emerging . Proprietary fixed leak detection, pipe condition assessment and smart metering offerings Growth Areas . Flexible and scalable technology platform for smart water network . Strong balance sheet and free cash flow driving balanced and Strong Balance Sheet disciplined capital allocation . Enabling growth through acquisitions, new product development and and Free Cash Flow capital investments, while returning cash to shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 5

Products and Markets

Our Leading Product Positions Fire Hydrants Iron Gate Valves Butterfly Valves Brass Products PRODUCT PRODUCT PRODUCT PRODUCT #1 POSITION #1 POSITION #1 POSITION #2 POSITION Company estimates based on internal analysis and information from trade associations and distributor networks, where available. MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 7

Bringing Value to our Customers . Providing valued products and services to over 50,000 municipalities and utilities . Utilizing proprietary smart technologies to help our customers actively diagnose, monitor and control the delivery of drinking water . Developing new technology offerings which utilize fire hydrant base owned by municipalities MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 8

U.S. Water Infrastructure Requires Substantial Long- Term Investment Future Drinking Water Infrastructure Repair & Replacement Market Expenditure Needs (4) . Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1) . ASCE graded drinking water infrastructure a D (2) . At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans . EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair Accelerating (3) Need (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 (2) ASCE: 2017 Report Card for America’s Infrastructure (3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002 (4) EPA 2013 Drinking Water Needs Survey and Assessment MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 9

Funding Water Infrastructure Repair Historical Water Rates Compared to Other Utilities(1) 600 CPI Utilities (NSA 1982-1984 = 100) 500 400 300 200 100 0 UTILITY SOURCES OF FUNDING 1953 1958 1963 1968 1973 1978 1983 1988 1993 1998 2003 2008 2013 2018 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items . Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $6,400(3) . CPI for water and sewerage maintenance increased 3.4% (1) Bureau of Labor Statistics (1) (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch for 12 months ended July 2018 (3) American Water Works Association 2016 Water and Wastewater Rate Survey (4) RAND Corporation 2017 Report titled “Not Everything is Broken” . 96% funded at state and local government level(4) . Drinking Water State Revolving Fund: $863 million in FY 2017 MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 10

Focus on Manufacturing Excellence Driving Organic Growth . Infrastructure has strong adjusted EBITDA margins (27.5% in FY2017) providing a manufacturing base for future growth . Enhanced operational initiatives driving ongoing productivity improvements to facilitate innovation, increase new product development, and strengthen product margins Capital New Product Investment Development Lean Manufacturing MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 11

Strong Need for Intelligence in Water Infrastructure Black & Veatch 2016 Strategic Directions in the U.S. Water Industry “Smart metering is a highly successful way of accurately identifying water loss.” Water Conservation Non-Revenue Water Customer Service Focus . 42% of U.S. experiencing . Up to 30% of treated water is . Awareness/education drought or abnormally dry lost or unaccounted for in the conditions(1) water system(4) . Ongoing monitoring . 240,000 water main breaks per . Growing number of states . Sustainability year with 27% increase in requiring water loss audits(5) break rates since 2012(2,3) (1) U.S. Drought Monitor as of August 14, 2018 (includes contiguous 48 states) (2) EPA Aging Water Infrastructure Research Program (3) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018. Steven Folkman at Utah State University (4) Navigant Research (5) National Resource Defense Council MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 12

Technologies Bringing Intelligence to Water Infrastructure Intelligent Water TechnologyTM is Mueller’s full-line of innovative solutions, products and services that actively diagnose, monitor and control the delivery of safe, clean drinking water to consumers and businesses Smart Metering Leak Detection and Pipe Condition . Provide longer-range AMI systems Assessment . Manage water service . Detect leaks on remotely transmission and distribution mains; . Detect leaks ongoing monitoring . Increase education and . Assess condition of customer service with distribution and consumer portal transmission mains . Provide data analytics to manage water assets MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 13

Financial Performance

Focused Execution Driving Results Pursued Strategic Generated Free Improved Productivity and Opportunities Cash Flow Reduced Costs . Leveraged Mueller brand to drive . Produced strong record of free . Reorganized the Company around organic growth cash flow generation driven by product value streams improvements in operating . Acquired automatic control results and management of valves working capital . Implemented cost savings to fund investments in manufacturing and . Acquired and investing in leak . Generated approximately $100 new product development detection and pipe condition million in free cash flow in last assessment technologies two years (FY2016 + FY2017) . Divested Anvil and U.S. Pipe . Acquired and investing in AMI . Reduced debt by more than technology $600 million since September . Implemented Lean manufacturing 30, 2008 and other productivity . Enhanced Smart Water offering improvements: with remote disconnect meter, . Refinanced debt in June 2018 integrated leak detection, and with $450 million of 5.5%  Increased production capacity longer-range communications Senior Notes due 2026 within existing footprint capabilities  Lowered labor costs  Reduced manufacturing footprint MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 15

History of Strong Financial Performance . Delivered 13% cumulative net sales growth since fiscal 2013 years (3% CAGR) . Driven 60% cumulative adjusted EBITDA growth with 580 bps. improvement in adjusted EBITDA margin since fiscal 2013 (1) Consolidated Net Sales Consolidated Adjusted EBITDA and ($ in millions) Adjusted EBITDA Margin ($ in millions) $840 $826 $250 19.5% 19.8% $820 18.1% 20.0% $801 16.2% $793 $200 $800 14.0% $164 $783 $156 15.0% $780 $143 $150 $127 $760 $102 10.0% $740 $730 $100 $720 $50 5.0% $700 $680 $0 0.0% FY2013 FY2014 FY2015 FY2016 FY2017 FY2013 FY2014 FY2015 FY2016 FY2017 (1) Adjusted EBITDA excludes other charges of $1.4 million in 2013, $3.1 million in 2014, $7.9 million in 2015, $7.2 million in 2016 and $21.2 million in 2017 MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 16

Q3 2018 Consolidated Financial Highlights . Net sales increased 7.8%, or $18.0 million, to $250.2 million driven by higher volumes at Third Quarter 2018 2017 both Infrastructure and Technologies, as well as higher pricing at Infrastructure Net sales $ 250.2 $ 232.2 . Adjusted operating income increased 5.1% to $47.3 million compared with $45.0 million in Adj. operating income $ 47.3 $ 45.0 2017 Adj. operating margin 18.9% 19.4% . Adjusted operating performance was favorably impacted by higher volumes and higher pricing, Adj. net income per share $ 0.19 $ 0.16 which were partially offset by higher costs associated with inflation, unexpected equipment downtime and repairs, and timing Adj. EBITDA $ 57.9 $ 54.8 of certain SG&A expenses Adj. EBITDA margin 23.1% 23.6% . Adjusted EBITDA increased 5.7% to $57.9 million compared with $54.8 million in 2017 $ in millions except per share amounts 3Q18 results exclude warranty charge of $14.1 million, $6.2 million charge related to debt . LTM Adjusted EBITDA was $176.0 million, or refinancing, other charges of $2.6 million, $2.4 million settlement gain on termination of 19.8% of net sales interest rate swap contracts, and $5.8 million of income tax for adjusting items for adjusted net income. 3Q17 results exclude $0.8 million inventory purchase accounting adjustment, other charges of . Adjusted net income per diluted share was $1.2 million, and $0.7 million of income tax for adjusting items for adjusted net income. $0.19 compared with $0.16 last year MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 17

Strong Balance Sheet with Significant Flexibility ■ Net debt at 1x, down from a peak of more than 6x ■ Refinanced debt in June 2018 with $450 million of 5.5% Senior Notes due 2026 providing fixed interest rates over an 8-year period ■ Have $175 million ABL Agreement with no outstanding borrowings and no financial maintenance covenants with excess availability at $17.5 million ■ About $112 million excess availability under our ABL Agreement at June 30, 2018 $1,800 $1,549 $1,600 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $ in millions $600 $546 $489 $484 $481 $445 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 Q3FY18* * 5.5% Senior Notes net of $6.6 million of deferred debt issuance costs MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 18

Balanced and Disciplined Capital Allocation Strategic Shareholders Balance Sheet Investments . Driving organic growth . Increased dividend 25% in . Reduced debt by more through capital February 2018 which is the than $1 billion since investments and fourth increase in the last March 31, 2006 and acquisitions three years $600 million since September 30, 2008 . Looking to accelerate . Repurchased $75 million capital expenditures worth of shares since . Capital structure and net January 2017 with $170 leverage position . Building pipeline for million available in share provides flexibility to acquisitions to expand repurchase program support acquisitions and product portfolio, shareholders leverage existing relationships and capabilities, and grow geographic footprint . Acquired Singer Valve to expand product portfolio MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 19

Investment Highlights . Leading brand and municipal market specification positions Strong Competitive . Large installed base of iron gate valves and fire hydrants Position . Comprehensive distribution network and strong end-user relationships . Low-cost manufacturing operations using lost foam process . Favorable market dynamics in municipal and residential end-markets Fundamentally . Aging infrastructure with increasing public awareness driving need for Sound Long-term investment requiring a $1.7 trillion investment, according to the American Water Works Association(1) Dynamics . End-markets served by limited number of suppliers Manufacturing . Enhanced operational excellence initiatives delivering ongoing productivity improvements Excellence Driving . Capital investments and efficiencies driving margin expansion and Margin Improvement continued investment in product development . Intelligent Water TechnologyTM solutions helping utilities actively Leveraging Strengths diagnose, monitor and control the delivery of drinking water to Invest in Emerging . Proprietary fixed leak detection, pipe condition assessment and smart metering offerings Growth Areas . Flexible and scalable technology platform for smart water network . Strong balance sheet and free cash flow driving balanced and Strong Balance Sheet disciplined capital allocation . Enabling growth through acquisitions, new product development and and Free Cash Flow capital investments, while returning cash to shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 20

Supplemental Data

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Quarter ended June 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 224.1 $ 26.1 $ — $ 250.2 Gross profit (loss) $ 83.4 $ (8.9) $ — $ 74.5 Selling, general and administrative expenses 26.4 7.2 7.7 41.3 Strategic reorganization and other charges — — 2.6 2.6 Operating income (loss) $ 57.0 $ (16.1) $ (10.3) $ 30.6 Operating margin 25.4% (61.7)% 12.2% Capital expenditures $ 10.7 $ 2.0 $ (0.2) $ 12.5 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 15.3 Warranty charge 14.1 Strategic reorganization and other charges 2.6 Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit of adjusting items (5.8) Adjusted net income $ 30.0 Weighted average diluted shares outstanding 159.2 Adjusted net income per diluted share $ 0.19 MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 22

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Quarter ended June 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 15.3 Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax expense (1) 6.0 Interest expense, net (1) 5.3 Pension costs other than service 0.2 Operating income (loss) $ 57.0 $ (16.1) $ (10.3) 30.6 Warranty charge — 14.1 — 14.1 Strategic reorganization and other charges — — 2.6 2.6 Adjusted operating income (loss) 57.0 (2.0) (7.7) 47.3 Pension costs other than service — — (0.2) (0.2) Depreciation and amortization 9.2 1.5 0.1 10.8 Adjusted EBITDA $ 66.2 $ (0.5) $ (7.8) $ 57.9 Adjusted operating margin 25.4% (7.7)% 18.9% Adjusted EBITDA margin 29.5% (1.9)% 23.1% Adjusted EBITDA $ 66.2 $ (0.5) $ (7.8) $ 57.9 Three prior quarters’ adjusted EBITDA 151.8 (6.4) (27.3) 118.1 Trailing twelve months’ adjusted EBITDA $ 218.0 $ (6.9) $ (35.1) $ 176.0 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.8 Long-term debt 444.5 Total debt 445.3 Less cash and cash equivalents 331.5 Net debt $ 113.8 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 0.6x Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations of continuing operations $ 68.5 Less capital expenditures (12.5) Free cash flow $ 56.0 (1) We do not allocate interest or income taxes to our segments. MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 23

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Quarter ended June 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 207.6 $ 24.6 $ — $ 232.2 Gross profit $ 77.0 $ 5.6 $ — $ 82.6 Selling, general and administrative expenses 23.6 7.2 7.6 38.4 Other charges 0.4 — 0.8 1.2 Operating income (loss) $ 53.0 $ (1.6) $ (8.4) $ 43.0 Operating margin 25.5% (6.5)% 18.5% Capital expenditures $ 6.1 $ 1.3 $ 0.1 $ 7.5 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 24.0 Loss from discontinued operations (after tax) 0.1 Inventory purchase accounting adjustment 0.8 Strategic reorganization and other charges 1.2 Income tax benefit of adjusting items (0.7) Adjusted net income $ 25.4 Weighted average diluted shares outstanding 160.6 Adjusted net income per diluted share $ 0.16 MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 24

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Quarter ended June 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 24.0 Loss from discontinued operations (after tax) 0.1 Income tax expense (1) 13.4 Interest expense, net (1) 5.1 Pension costs other than service 0.4 Operating income (loss) $ 53.0 $ (1.6) $ (8.4) 43.0 Inventory purchase accounting adjustment 0.8 — — 0.8 Strategic reorganization and other charges 0.4 — 0.8 1.2 Adjusted operating income (loss) 54.2 (1.6) (7.6) 45.0 Pension costs other than service (0.1) — (0.3) (0.4) Depreciation and amortization 8.9 1.2 0.1 10.2 Adjusted EBITDA $ 63.0 $ (0.4) $ (7.8) $ 54.8 Adjusted operating margin 26.1% (6.5)% 19.4% Adjusted EBITDA margin 30.3% (1.6)% 23.6% Adjusted EBITDA $ 63.0 $ (0.4) $ (7.8) $ 54.8 Three prior quarters’ adjusted EBITDA 137.8 (2.6) (26.9) 108.3 Trailing twelve months’ adjusted EBITDA $ 200.8 $ (3.0) $ (34.7) $ 163.1 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 5.5 Long-term debt 475.7 Total debt 481.2 Less cash and cash equivalents 353.2 Net debt $ 128.0 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 0.8x Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 41.7 Less capital expenditures (7.5) Free cash flow $ 34.2 (1) We do not allocate interest or income taxes to our segments. MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 25

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Nine months ended June 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 595.3 $ 66.4 $ — $ 661.7 Gross profit (loss) $ 207.3 $ (2.9) $ — $ 204.4 Selling, general and administrative expenses 77.2 21.7 24.9 123.8 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 8.2 8.4 Operating income (loss) $ 130.0 $ (24.7) $ (24.1) $ 81.2 Operating margin 21.8% (37.2)% 12.3% Capital expenditures $ 21.8 $ 5.0 $ 0.1 $ 26.9 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 80.6 One-time impacts from tax legislation (35.1) Warranty charge 14.1 Gain on sale of idle property (9.0) Strategic reorganization and other charges 8.4 Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit of adjusting items (4.9) Adjusted net income $ 57.9 Weighted average diluted shares outstanding 159.5 Adjusted net income per diluted share $ 0.36 MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 26

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Nine months ended June 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 80.6 One-time impacts from tax legislation (35.1) Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax expense (1) 15.5 Interest expense, net (1) 15.7 Pension costs other than service 0.7 Operating income (loss) $ 130.0 $ (24.7) $ (24.1) 81.2 Warranty charge — 14.1 — 14.1 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 8.2 8.4 Adjusted operating income (loss) 130.1 (10.5) (24.9) 94.7 Pension costs other than service — — (0.7) (0.7) Depreciation and amortization 27.7 4.4 0.2 32.3 Adjusted EBITDA $ 157.8 $ (6.1) $ (25.4) $ 126.3 Adjusted operating margin 21.9% (15.8)% 14.3% Adjusted EBITDA margin 26.5% (9.2)% 19.1% Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 70.1 Less capital expenditures (26.9) Free cash flow $ 43.2 (1) We do not allocate interest or income taxes to our segments. MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 27

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Nine months ended June 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 535.5 $ 63.6 $ — $ 599.1 Gross profit $ 183.6 $ 3.3 $ — $ 186.9 Selling, general and administrative expenses 67.9 20.7 24.8 113.4 Other charges 2.1 0.1 2.8 5.0 Operating income (loss) $ 113.6 $ (17.5) $ (27.6) $ 68.5 Operating margin 21.2% (27.5)% 11.4% Capital expenditures $ 13.8 $ 7.6 $ 0.2 $ 21.6 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 104.0 Income from discontinued operations (after tax) (69.8) Discrete warranty charge 9.8 Inventory purchase accounting adjustment 0.8 Strategic reorganization and other charges 5.0 Income tax benefit of adjusting items (2.7) Adjusted net income $ 47.1 Weighted average diluted shares outstanding 162.4 Adjusted net income per diluted share $ 0.29 MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 28

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Nine months ended June 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 104.0 Income from discontinued operations (after tax) (69.8) Income tax expense (1) 16.2 Interest expense, net (1) 17.0 Pension costs other than service 1.1 Operating income (loss) $ 113.6 $ (17.5) $ (27.6) 68.5 Warranty charge — 9.8 — 9.8 Inventory purchase accounting adjustment 0.8 — — 0.8 Strategic reorganization and other charges 2.1 0.1 2.8 5.0 Adjusted operating income (loss) 116.5 (7.6) (24.8) 84.1 Pension costs other than service (0.3) — (0.8) (1.1) Depreciation and amortization 27.0 3.8 0.3 31.1 Adjusted EBITDA $ 143.2 $ (3.8) $ (25.3) $ 114.1 Adjusted operating margin 21.8% (11.9)% 14.0% Adjusted EBITDA margin 26.7% (6.0)% 19.0% Reconciliation of free cash flow to net cash used in operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 25.4 Less capital expenditures (21.6) Free cash flow $ 3.8 (1) We do not allocate interest or income taxes to our segments. MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 29

Questions